UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

(800) 439-3207

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Confluent, Inc. (“Confluent”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). Holders of Confluent’s Class A common stock were entitled to one vote for each share held as of the close of business on April 5, 2023 (the “Record Date”) and holders of Confluent’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. Present at the Meeting by virtual presence or by proxy were holders of 268,090,084 shares of Confluent’s Class A common stock and Class B common stock, together representing a total of 1,207,626,689 votes, or 95.04% of the eligible votes as of the Record Date. Confluent’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in Confluent’s definitive proxy statement for the Meeting, filed with the Securities and Exchange Commission on April 18, 2023.

The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders of Confluent elected each of the persons named below as Class II directors to serve until Confluent’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The voting results for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Matthew Miller	1,153,570,623	1,053,328	53,002,738
Eric Vishria	1,153,739,728	884,223	53,002,738
Michelangelo Volpi	1,126,818,133	27,805,818	53,002,738

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm.

The stockholders ratified the selection of PricewaterhouseCoopers LLP as Confluent’s independent registered public accounting firm for the year ending December 31, 2023. The voting results are set forth below:

For	Against	Abstain
1,206,940,988	438,418	247,283

Proposal 3 - Non-binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of Confluent’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
1,144,715,995	9,094,121	813,835	53,002,738

Proposal 4 - Non-binding Advisory Vote on Frequency of Future Non-binding Advisory Votes on Compensation of Named Executive Officers.

The stockholders indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of Confluent’s named executive officers. The voting results are set forth below:

1 Year	2 Years	3 Years	Abstain
1,153,514,452	211,695	766,547	131,257

Pursuant to the recommendation of Confluent’s board of directors and consistent with the stockholders’ preference, Confluent plans to hold future non-binding advisory votes on the compensation of its named executive officers every year. The next required non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of Confluent’s named executive officers will take place no later than at Confluent’s 2029 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFLUENT, INC.

	By:	/s/ Melanie Vinson
Dated: June 7, 2023		Melanie Vinson
Chief Legal Officer